Exhibit 99.2

Reinsurance Group of America, Incorporated®

Financial Supplement

Fourth Quarter 2012

(Unaudited)

Reinsurance Group of America, Incorporated®

World Headquarters	Internet address
1370 Timberlake Manor Parkway	www.rgare.com
Chesterfield, Missouri 63017
U.S.A.

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Contacts:

Jack B. Lay

Senior Executive Vice President

and Chief Financial Officer

Phone: (636) 736-7000

e-mail: jlay@rgare.com

John Hayden

Sr. Vice President

Controller & Investor Relations

Phone: (636) 300-8828

e-mail: jhayden@rgare.com

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated

Financial Supplement

4th Quarter 2012

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’ equity excluding AOCI.

Quarterly Financial Supplement	Page 1

Reinsurance Group of America, Incorporated

Company Guidance

The company has determined it is more meaningful to issue guidance regarding expected intermediate-term earnings growth rates and target operating returns rather than simply a range of expected annual earnings per share for the upcoming year. That determination is driven by the long-term nature of the business and any effects of potential block acquisition transactions, the timing of which can be difficult to project. The company accepts risks over very long periods of time, up to 30 years or longer in some cases. While more predictable over longer-term horizons, the business is subject to inherent short-term volatility. Although no specific 2013 operating earnings per share guidance is being provided, the company expects that near-term growth in premiums and operating income will be consistent with that exhibited over the last several years.

Over the intermediate term, the company targets operating earnings growth in the five to eight percent range, and operating return on equity of 11 to 12 percent. These targets presume no significant changes in the investment environment and the deployment of $200 - $400 million of excess capital, on average, annually.

Quarterly Financial Supplement	Page 2

Reinsurance Group of America, Incorporated

Financial Highlights

(USD thousands, except inforce & per share data)	Three Months Ended or As of					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)		Dec. 31, 2012	Dec. 31, 2011(1)	Change
Net premiums	$2,179,707	$1,912,746	$1,950,661	$1,863,482	$2,034,716	$144,991	$7,906,596	$7,335,687	$570,909
Net income	222,989	144,475	141,111	123,318	138,579	84,410	631,893	546,045	85,848
Operating income	181,830	99,902	122,273	112,377	120,772	61,058	516,382	485,596	30,786
Operating return on equity (ex AOCI)—annualized	15.5%	8.9%	11.2%	10.6%	11.7%	3.8%
Operating return on equity (ex AOCI)—trailing 12 months	11.6%	10.5%	11.8%	12.0%	12.2%	-0.6%
Total assets	40,360,438	39,924,013	38,344,323	32,286,082	31,633,973	8,726,465

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,395.6	$1,403.3	$1,405.8	$1,406.1	$1,348.5	$47.1
Canada	389.7	384.8	365.1	364.5	344.9	44.8
Europe & South Africa	602.5	559.4	525.2	529.7	513.4	89.1
Asia Pacific	539.8	533.5	486.2	470.7	457.6	82.2

Total Life Reinsurance in Force	$2,927.6	$2,881.0	$2,782.3	$2,771.0	$2,664.4	$263.2

Assumed New Business Production (in billions)
U.S.	$19.2	$23.1	$24.2	$84.9	$24.8	$(5.6)	$151.4	$110.5	$40.9
Canada	12.0	11.3	12.6	13.1	11.3	0.7	49.0	51.1	(2.1)
Europe & South Africa	58.4	37.3	25.5	14.8	24.9	33.5	136.0	148.3	(12.3)
Asia Pacific	12.8	47.2	24.5	5.7	74.0	(61.2)	90.2	119.0	(28.8)

Total New Business Production	$102.4	$118.9	$86.8	$118.5	$135.0	$(32.6)	$426.6	$428.9	$(2.3)

Per Share and Shares Data
Basic earnings per share
Net income	$3.02	$1.96	$1.91	$1.68	$1.89	$1.13	$8.57	$7.42	$1.15
Operating income	$2.46	$1.35	$1.66	$1.53	$1.65	$0.81	$7.00	$6.60	$0.40
Diluted earnings per share
Net income	$3.00	$1.95	$1.91	$1.67	$1.88	$1.12	$8.52	$7.37	$1.15
Operating income	$2.44	$1.35	$1.65	$1.52	$1.64	$0.80	$6.96	$6.55	$0.41

Wgt. average common shares outstanding (basic)	73,880	73,776	73,718	73,575	73,304	576	73,737	73,586	151
Wgt. average common shares outstanding (diluted)	74,375	74,138	74,054	74,043	73,812	563	74,153	74,108	45

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	5,211	5,286	5,416	5,426	5,770	(559)	5,211	5,770	(559)
Common shares outstanding	73,927	73,852	73,722	73,712	73,368	559	73,927	73,368	559

Book value per share	$93.47	$91.18	$84.75	$80.44	$79.31
Per share effect of accumulated other comprehensive income (AOCI)	$28.52	$29.13	$24.41	$21.87	$22.06
Book value per share, excluding AOCI	$64.95	$62.05	$60.34	$58.57	$57.25

Shareholder dividends paid	$17,724.7	$17,696.2	$13,268.6	$13,255.3	$13,189.3	$4,535.4	$61,944.8	$44,228.8	$17,716.0

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Quarterly Financial Supplement	Page 3

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)		Dec. 31, 2012	Dec. 31, 2011(1)	Change
Revenues:
Net premiums	$2,179,707	$1,912,746	$1,950,661	$1,863,482	$2,034,716	$144,991	$7,906,596	$7,335,687	$570,909
Investment income, net of related expenses	370,151	396,781	328,334	340,940	304,511	65,640	1,436,206	1,281,197	155,009
Investment related gains (losses), net
OTTI on fixed maturity securities	(4,346)	(1,996)	(1,959)	(7,607)	(11,824)	7,478	(15,908)	(30,873)	14,965
OTTI on fixed maturity securities transferred to/from AOCI	—	(559)	162	(7,221)	543	(543)	(7,618)	3,924	(11,542)
Other investment related gains (losses), net	115,108	78,608	25,598	58,348	(36,183)	151,291	277,662	(9,107)	286,769

Total investment related gains (losses), net	110,762	76,053	23,801	43,520	(47,464)	158,226	254,136	(36,056)	290,192
Other revenue	62,482	63,501	72,957	45,033	56,456	6,026	243,973	248,710	(4,737)

Total revenues	2,723,102	2,449,081	2,375,753	2,292,975	2,348,219	374,883	9,840,911	8,829,538	1,011,373

Benefits and expenses:
Claims and other policy benefits	1,797,779	1,662,625	1,625,446	1,580,149	1,720,956	76,823	6,665,999	6,225,183	440,816
Interest credited	94,835	130,341	66,697	88,042	78,884	15,951	379,915	316,394	63,521
Policy acquisition costs and other insurance expenses	344,791	318,106	335,939	307,634	204,883	139,908	1,306,470	990,021	316,449
Other operating expenses	132,334	103,786	105,541	110,098	122,000	10,334	451,759	419,340	32,419
Interest expense	28,917	29,749	23,360	23,322	25,226	3,691	105,348	102,638	2,710
Collateral finance facility expense	3,357	2,995	2,878	2,967	3,019	338	12,197	12,391	(194)

Total benefits and expenses	2,402,013	2,247,602	2,159,861	2,112,212	2,154,968	247,045	8,921,688	8,065,967	855,721

Income before income taxes	321,089	201,479	215,892	180,763	193,251	127,838	919,223	763,571	155,652

Income tax expense	98,100	57,004	74,781	57,445	54,672	43,428	287,330	217,526	69,804

Net income	$222,989	$144,475	$141,111	$123,318	$138,579	$84,410	$631,893	$546,045	$85,848

Pre-tax Operating Income Reconciliation:
Income before income taxes	321,089	201,479	215,892	180,763	193,251	127,838	919,223	763,571	155,652
Investment and derivative losses (gains)—non-operating (2)	(3,404)	(16,940)	(102,184)	94,098	(5,360)	1,956	(28,430)	(265,607)	237,177
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	(74,054)	(54,836)	4,453	9,428	85,722	(159,776)	(115,009)	87,236	(202,245)
GMXB embedded derivatives (2)	(30,588)	(2,579)	74,929	(146,375)	(29,261)	(1,327)	(104,613)	224,184	(328,797)
Funds withheld losses (gains)—investment income	(6,447)	(6,400)	(5,323)	1,040	(194)	(6,253)	(17,130)	(5,144)	(11,986)
Funds withheld losses (gains)—policy acq. costs	55	122	152	209	47	8	538	949	(411)
EIA embedded derivatives—interest credited	7,711	(167)	(1,685)	39,239	9,490	(1,779)	45,098	41,289	3,809
EIA embedded derivatives—policy acq. costs	—	—	—	—	6,908	(6,908)	—	4,115	(4,115)
DAC offset, net	44,308	13,705	1,490	(13,148)	(82,837)	127,145	46,355	(113,821)	160,176
Gain on repurchase of collateral finance facility securities	—	—	—	—	(9,725)	9,725	—	(65,565)	65,565
Loss on retirement of Preferred Income Equity Redeemable Securities (“PIERS”)	—	—	—	—	—	—	—	4,391	(4,391)

Operating Income Before Income Taxes	$258,670	$134,384	$187,724	$165,254	$168,041	$90,629	$746,032	$675,598	$70,434

After-tax Operating Income Reconciliation:
Net Income	222,989	144,475	141,111	123,318	138,579	84,410	631,893	546,045	85,848
Investment and derivative losses (gains)—non-operating (2)	(2,801)	(11,972)	(66,949)	60,304	(4,906)	2,105	(21,418)	(175,911)	154,493
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	(48,135)	(35,644)	2,895	6,128	55,719	(103,854)	(74,756)	56,703	(131,459)
GMXB embedded derivatives (2)	(19,882)	(1,676)	48,704	(95,144)	(19,019)	(863)	(67,998)	145,720	(213,718)
Funds withheld losses (gains)—investment income	(4,190)	(4,160)	(3,460)	676	(126)	(4,064)	(11,134)	(3,344)	(7,790)
Funds withheld losses (gains)—policy acq. costs	36	79	99	136	31	5	350	617	(267)
EIA embedded derivatives—interest credited	5,012	(108)	(1,095)	25,505	6,169	(1,157)	29,314	26,838	2,476
EIA embedded derivatives—policy acq. costs	—	—	—	—	4,490	(4,490)	—	2,675	(2,675)
DAC offset, net	28,801	8,908	968	(8,546)	(53,844)	82,645	30,131	(73,984)	104,115
Gain on repurchase of collateral finance facility securities	—	—	—	—	(6,321)	6,321	—	(42,617)	42,617
Loss on retirement of PIERS	—	—	—	—	—	—	—	2,854	(2,854)

Operating Income	$181,830	$99,902	$122,273	$112,377	$120,772	$61,058	$516,382	$485,596	$30,786

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 4

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands, except per share data)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)		Dec. 31, 2012	Dec. 31, 2011(1)	Change
Revenues:
Net premiums	$2,179,707	$1,912,746	$1,950,661	$1,863,482	$2,034,716	$144,991	$7,906,596	$7,335,687	$570,909
Investment income, net of related expenses	363,704	390,381	323,011	341,980	304,317	59,387	1,419,076	1,276,053	143,023
Investment related gains (losses), net	2,716	1,698	999	671	3,637	(921)	6,084	9,757	(3,673)
Other revenue	62,482	63,501	72,957	45,033	46,731	15,751	243,973	183,145	60,828

Total revenues	2,608,609	2,368,326	2,347,628	2,251,166	2,389,401	219,208	9,575,729	8,804,642	771,087

Benefits and expenses:
Claims and other policy benefits	1,797,779	1,662,625	1,625,446	1,580,149	1,720,956	76,823	6,665,999	6,225,183	440,816
Interest credited	87,124	130,508	68,382	48,803	69,394	17,730	334,817	275,105	59,712
Policy acquisition costs and other insurance expenses	300,428	304,279	334,297	320,573	280,765	19,663	1,259,577	1,098,778	160,799
Other operating expenses	132,334	103,786	105,541	110,098	122,000	10,334	451,759	414,949	36,810
Interest expense	28,917	29,749	23,360	23,322	25,226	3,691	105,348	102,638	2,710
Collateral finance facility expense	3,357	2,995	2,878	2,967	3,019	338	12,197	12,391	(194)

Total benefits and expenses	2,349,939	2,233,942	2,159,904	2,085,912	2,221,360	128,579	8,829,697	8,129,044	700,653

Operating income before income taxes	258,670	134,384	187,724	165,254	168,041	90,629	746,032	675,598	70,434

Operating income tax expense	76,840	34,482	65,451	52,877	47,269	29,571	229,650	190,002	39,648

Operating income	$181,830	$99,902	$122,273	$112,377	$120,772	$61,058	$516,382	$485,596	$30,786

Wgt. Average Common Shares Outstanding (Diluted)	74,375	74,138	74,054	74,043	73,812	563	74,153	74,108	45

Diluted Earnings Per Share—Operating Income	$2.44	$1.35	$1.65	$1.52	$1.64	$0.80	$6.96	$6.55	$0.41

Foreign currency effect (2):
Net premiums	$14,105	$(25,972)	$(45,800)	$(4,924)	$(5,509)	$19,614	$(62,591)	$167,654	$(230,245)
Operating income before income taxes	$1,799	$(4,165)	$(3,471)	$(387)	$(2,407)	$4,206	$(6,224)	$14,786	$(21,010)

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 5

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets

(USD thousands)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)
Assets
Fixed maturity securities, available-for-sale	$22,291,614	$21,658,414	$17,244,192	$16,794,057	$16,200,950
Mortgage loans on real estate	2,300,587	2,256,881	1,157,049	1,040,733	991,731
Policy loans	1,278,175	1,243,498	1,250,238	1,260,070	1,260,400
Funds withheld at interest	5,594,182	5,608,640	5,457,888	5,472,532	5,410,424
Short-term investments	288,082	90,789	49,981	75,425	88,566
Investment receivable	—	—	5,406,898	—	—
Other invested assets	1,159,543	1,236,616	940,605	867,507	1,012,541

Total investments	32,912,183	32,094,838	31,506,851	25,510,324	24,964,612
Cash and cash equivalents	1,259,892	1,603,730	957,341	873,933	962,870
Accrued investment income	201,344	250,048	182,586	173,629	144,334
Premiums receivable and other reinsurance balances	1,356,087	1,179,687	1,104,176	1,131,334	1,059,572
Reinsurance ceded receivables	620,901	623,954	626,734	597,508	626,194
Deferred policy acquisition costs	3,619,274	3,630,877	3,605,008	3,629,424	3,543,925
Other assets	390,757	540,879	361,627	369,930	332,466

Total assets	$40,360,438	$39,924,013	$38,344,323	$32,286,082	$31,633,973

Liabilities and Stockholders’ Equity
Future policy benefits	$11,372,856	$11,093,483	$10,725,096	$10,413,361	$9,903,886
Interest-sensitive contract liabilities	13,353,502	13,254,859	13,352,601	8,252,995	8,394,468
Other policy claims and benefits	3,160,250	3,132,526	3,026,467	2,984,681	2,841,373
Other reinsurance balances	233,630	218,057	249,336	132,389	118,219
Deferred income taxes	2,120,501	1,806,186	1,785,614	1,728,765	1,679,834
Other liabilities	742,249	1,217,788	890,687	777,678	810,775
Short-term debt	—	—	—	—	—
Long-term debt	1,815,253	1,815,111	1,414,969	1,414,829	1,414,688
Collateral finance facility	652,010	651,968	651,936	652,029	652,032

Total liabilities	33,450,251	33,189,978	32,096,706	26,356,727	25,815,275

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,755,421	1,743,822	1,740,415	1,736,184	1,727,774
Retained earnings	3,357,255	3,154,317	3,033,505	2,906,310	2,818,429
Treasury stock	(312,182)	(316,542)	(326,292)	(325,732)	(346,449)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	267,477	273,258	237,010	253,875	229,795
Unrealized appreciation of securities, net of income taxes	1,877,655	1,907,512	1,591,647	1,388,597	1,419,318
Pension and postretirement benefits, net of income taxes	(36,230)	(29,123)	(29,459)	(30,670)	(30,960)

Total stockholders’ equity	6,910,187	6,734,035	6,247,617	5,929,355	5,818,698

Total liabilities and stockholders' equity	$40,360,438	$39,924,013	$38,344,323	$32,286,082	$31,633,973

Total stockholders’ equity, excluding AOCI	$4,801,285	$4,582,388	$4,448,419	$4,317,553	$4,200,545

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Quarterly Financial Supplement	Page 6

Reinsurance Group of America, Incorporated

U.S. Traditional Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)		Dec. 31, 2012	Dec. 31, 2011(1)	Change
Revenues:
Net premiums	$1,159,106	$1,045,767	$1,082,400	$1,021,507	$1,099,409	$59,697	$4,308,780	$3,979,489	$329,291
Investment income, net of related expenses	133,988	135,532	133,652	132,417	125,528	8,460	535,589	495,650	39,939
Other revenue	2,448	764	401	1,003	1,571	877	4,616	3,401	1,215

Total revenues	1,295,542	1,182,063	1,216,453	1,154,927	1,226,508	69,034	4,848,985	4,478,540	370,445

Benefits and expenses:
Claims and other policy benefits	973,185	917,264	934,807	907,461	952,609	20,576	3,732,717	3,458,279	274,438
Interest credited	11,421	14,637	14,555	15,054	15,174	(3,753)	55,667	59,891	(4,224)
Policy acquisition costs and other insurance expenses	145,437	156,995	150,958	145,485	152,246	(6,809)	598,875	555,511	43,364
Other operating expenses	25,890	20,684	20,586	24,001	23,971	1,919	91,161	85,106	6,055

Total benefits and expenses	1,155,933	1,109,580	1,120,906	1,092,001	1,144,000	11,933	4,478,420	4,158,787	319,633
Operating income before income taxes	139,609	72,483	95,547	62,926	82,508	57,101	370,565	319,753	50,812

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	139,609	72,483	95,547	62,926	82,508	57,101	370,565	319,753	50,812
Investment and derivative (losses) gains—non-operating	11,752	(1,927)	789	(13,084)	30,075	(18,323)	(2,470)	44,211	(46,681)

Income before income taxes	$151,361	$70,556	$96,336	$49,842	$112,583	$38,778	$368,095	$363,964	$4,131

Loss and Expense Ratios:
Claims and other policy benefits	84.0%	87.7%	86.4%	88.8%	86.6%	-2.6%	86.6%	86.9%	-0.3%
Policy acquisition costs and other insurance expenses	12.5%	15.0%	13.9%	14.2%	13.8%	-1.3%	13.9%	14.0%	-0.1%
Other operating expenses	2.2%	2.0%	1.9%	2.3%	2.2%	0.0%	2.1%	2.1%	0.0%

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Quarterly Financial Supplement	Page 7

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)		Dec. 31, 2012	Dec. 31, 2011(1)	Change
Revenues:
Net premiums	$3,521	$3,623	$3,355	$3,596	$3,619	$(98)	$14,095	$13,189	$906
Investment income, net of related expenses	127,812	154,789	90,527	111,501	79,604	48,208	484,629	357,578	127,051
Investment related gains (losses), net	—	—	(18)	(30)	(82)	82	(48)	(132)	84
Other revenue	30,893	31,976	29,254	19,893	20,154	10,739	112,016	87,518	24,498

Total revenues	162,226	190,388	123,118	134,960	103,295	58,931	610,692	458,153	152,539

Benefits and expenses:
Claims and other policy benefits	2,892	2,828	5,102	1,902	2,766	126	12,724	14,277	(1,553)
Interest credited	74,992	115,645	53,611	33,511	53,965	21,027	277,759	214,065	63,694
Policy acquisition costs and other insurance expenses	39,527	42,200	44,955	72,004	16,858	22,669	198,686	151,474	47,212
Other operating expenses	3,977	2,596	2,807	3,062	2,434	1,543	12,442	8,217	4,225

Total benefits and expenses	121,388	163,269	106,475	110,479	76,023	45,365	501,611	388,033	113,578

Operating income before income taxes	40,838	27,119	16,643	24,481	27,272	13,566	109,081	70,120	38,961

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	40,838	27,119	16,643	24,481	27,272	13,566	109,081	70,120	38,961
Investment and derivative gains (losses)—non-operating (2)	(13,667)	2,039	92,008	(96,355)	(23,077)	9,410	(15,975)	206,430	(222,405)
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	76,778	54,257	(4,593)	(9,387)	(86,759)	163,537	117,055	(89,648)	206,703
GMXB embedded derivatives (2)	30,588	2,579	(74,929)	146,375	29,261	1,327	104,613	(224,184)	328,797
Funds withheld gains (losses)—investment income	3,944	5,652	5,430	(2,224)	194	3,750	12,802	5,144	7,658
Funds withheld gains (losses)—policy acq. costs	(55)	(122)	(152)	(209)	(47)	(8)	(538)	(949)	411
EIA embedded derivatives—interest credited	(7,711)	167	1,685	(39,239)	(9,490)	1,779	(45,098)	(41,289)	(3,809)
EIA embedded derivatives—policy acq. costs	—	—	—	—	(6,908)	6,908	—	(4,115)	4,115
DAC offset, net	(44,308)	(13,705)	(1,490)	13,148	82,837	(127,145)	(46,355)	113,821	(160,176)

Income before income taxes	$86,407	$77,986	$34,602	$36,590	$13,283	$73,124	$235,585	$35,330	$200,255

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 8

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment

(Cont'd)

	Three Months Ended
(USD millions)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011

Annuity account values:

Fixed annuities (deferred)	$5,690	$5,815	$5,942	$897	$879

Net interest spread (fixed annuities):	2.2%	1.1%	1.0%	2.4%	2.8%

Equity-indexed annuities	$4,833	$4,882	$4,867	$4,895	$4,881

Variable annuities:
No riders	$948	$957	$944	$1,040	$986
GMDB only	79	80	79	82	85
GMIB only	6	6	6	6	6
GMAB only	54	55	54	57	55
GMWB only	1,662	1,667	1,620	1,704	1,538
GMDB / WB	455	461	451	460	498
Other	31	31	30	32	31

Total VA account values	$3,235	$3,257	$3,184	$3,381	$3,199

Fair value of liabilities associated with living benefit riders	$172	$203	$205	$130	$277

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$200	$200	$200	$198	$198

Bank-owned life insurance (BOLI)	$522	$519	$515	$512	$508

Other asset-intensive business	$75	$76	$77	$78	$78

Quarterly Financial Supplement	Page 9

Reinsurance Group of America, Incorporated

U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011		Dec. 31, 2012	Dec. 31, 2011	Change
Revenues:
Investment income, net of related expenses	$361	$364	$179	$164	$131	$230	$1,068	$164	$904
Other revenue	13,796	11,565	11,734	8,910	9,558	4,238	46,005	36,373	9,632

Total revenues	14,157	11,929	11,913	9,074	9,689	4,468	47,073	36,537	10,536

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1,081	2,012	704	770	743	338	4,567	3,191	1,376
Other operating expenses	4,555	1,635	1,593	1,852	2,025	2,530	9,635	6,875	2,760

Total benefits and expenses	5,636	3,647	2,297	2,622	2,768	2,868	14,202	10,066	4,136

Operating income before income taxes	8,521	8,282	9,616	6,452	6,921	1,600	32,871	26,471	6,400

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	8,521	8,282	9,616	6,452	6,921	1,600	32,871	26,471	6,400
Investment and derivative gains (losses)—non-operating	112	(146)	32	(139)	(87)	199	(141)	(128)	(13)

Income before income taxes	$8,633	$8,136	$9,648	$6,313	$6,834	$1,799	$32,730	$26,343	$6,387

Quarterly Financial Supplement	Page 10

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)		Dec. 31, 2012	Dec. 31, 2011(1)	Change
Revenues:
Net premiums	$248,443	$227,944	$221,167	$218,210	$224,763	$23,680	$915,764	$835,298	$80,466
Investment income, net of related expenses	45,928	46,016	46,349	47,716	42,604	3,324	186,009	188,304	(2,295)
Investment related gains (losses), net	1,041	1,003	995	1,323	1,579	(538)	4,362	5,198	(836)
Other revenue	41	3,288	3,205	(30)	(9)	50	6,504	5,433	1,071

Total revenues	295,453	278,251	271,716	267,219	268,937	26,516	1,112,639	1,034,233	78,406

Benefits and expenses:
Claims and other policy benefits	169,959	191,275	184,857	160,625	165,456	4,503	706,716	673,105	33,611
Interest credited	6	22	—	—	—	6	28	—	28
Policy acquisition costs and other insurance expenses	58,786	49,790	47,476	50,285	52,140	6,646	206,337	180,712	25,625
Other operating expenses	12,664	9,022	8,876	9,650	10,645	2,019	40,212	37,261	2,951

Total benefits and expenses	241,415	250,109	241,209	220,560	228,241	13,174	953,293	891,078	62,215

Operating income before income taxes	54,038	28,142	30,507	46,659	40,696	13,342	159,346	143,155	16,191

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	54,038	28,142	30,507	46,659	40,696	13,342	159,346	143,155	16,191
Investment and derivative gains (losses)—non-operating	2,817	8,630	4,630	7,220	6,545	(3,728)	23,297	21,798	1,499
Funds withheld gains (losses)—investment income	2,503	748	(107)	1,184	—	2,503	4,328	—	4,328

Income before income taxes	$59,358	$37,520	$35,030	$55,063	$47,241	$12,117	$186,971	$164,953	$22,018

Loss and Expense Ratios:
Loss ratios (creditor business)	6.1%	40.4%	38.0%	34.1%	36.3%	-30.2%	28.5%	37.9%	-9.4%
Loss ratios (excluding creditor business)	87.5%	96.8%	95.5%	83.8%	85.5%	2.0%	90.9%	92.1%	-1.2%
Claims and other policy benefits / (net premiums + investment income)	57.7%	69.8%	69.1%	60.4%	61.9%	-4.2%	64.1%	65.8%	-1.7%
Policy acquisition costs and other insurance expenses (creditor business)	60.0%	58.2%	58.5%	57.1%	59.2%	0.8%	58.6%	56.6%	2.0%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.5%	11.1%	11.8%	14.2%	10.9%	1.6%	12.4%	11.3%	1.1%
Other operating expenses	5.1%	4.0%	4.0%	4.4%	4.7%	0.4%	4.4%	4.5%	-0.1%

Foreign currency effect (2):
Net premiums	$7,617	$(3,413)	$(9,838)	$(3,328)	$(2,669)	$10,286	$(8,962)	$31,257	$(40,219)
Operating income before income taxes	$1,785	$919	$(2,905)	$(554)	$(641)	$2,426	$(755)	$5,404	$(6,159)

Creditor reinsurance net premiums	$58,340	$52,038	$45,883	$44,810	$54,227	$4,113	$201,071	$177,319	$23,752

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 11

Reinsurance Group of America, Incorporated

Europe & South Africa Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)		Dec. 31, 2012	Dec. 31, 2011(1)	Change
Revenues:
Net premiums	$402,515	$303,101	$310,075	$292,771	$356,284	$46,231	$1,308,462	$1,194,477	$113,985
Investment income, net of related expenses	11,560	11,437	11,248	11,331	11,709	(149)	45,576	44,351	1,225
Other revenue	1,386	1,576	1,464	2,253	1,035	351	6,679	5,031	1,648

Total revenues	415,461	316,114	322,787	306,355	369,028	46,433	1,360,717	1,243,859	116,858

Benefits and expenses:
Claims and other policy benefits	357,190	251,553	263,992	261,484	293,126	64,064	1,134,219	1,001,921	132,298
Policy acquisition costs and other insurance expenses	7,937	14,697	13,550	15,052	13,329	(5,392)	51,236	59,217	(7,981)
Other operating expenses	36,075	24,809	26,810	25,195	29,511	6,564	112,889	105,619	7,270

Total benefits and expenses	401,202	291,059	304,352	301,731	335,966	65,236	1,298,344	1,166,757	131,587

Operating income before income taxes	14,259	25,055	18,435	4,624	33,062	(18,803)	62,373	77,102	(14,729)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	14,259	25,055	18,435	4,624	33,062	(18,803)	62,373	77,102	(14,729)
Investment and derivative gains (losses)—non-operating	1,325	7,111	1,156	1,982	2,951	(1,626)	11,574	6,000	5,574

Income before income taxes	$15,584	$32,166	$19,591	$6,606	$36,013	$(20,429)	$73,947	$83,102	$(9,155)

Loss and Expense Ratios:
Claims and other policy benefits	88.7%	83.0%	85.1%	89.3%	82.3%	6.4%	86.7%	83.9%	2.8%
Policy acquisition costs and other insurance expenses	2.0%	4.8%	4.4%	5.1%	3.7%	-1.7%	3.9%	5.0%	-1.1%
Other operating expenses	9.0%	8.2%	8.6%	8.6%	8.3%	0.7%	8.6%	8.8%	-0.2%

Foreign currency effect (2):
Net premiums	$(129)	$(17,157)	$(22,973)	$(11,362)	$(9,136)	$9,007	$(51,621)	$31,250	$(82,871)
Operating income before income taxes	$(305)	$(2,989)	$(1,013)	$(1,417)	$(1,605)	$1,300	$(5,724)	$1,009	$(6,733)

Critical illness net premiums	$66,211	$58,793	$62,001	$61,548	$61,564	$4,647	$248,553	$244,824	$3,729

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 12

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)		Dec. 31, 2012	Dec. 31, 2011(1)	Change
Revenues:
Net premiums	$362,620	$330,415	$331,945	$325,350	$348,358	$14,262	$1,350,330	$1,304,490	$45,840
Investment income, net of related expenses	20,782	19,316	20,711	22,578	21,666	(884)	83,387	84,837	(1,450)
Investment related gains (losses), net	1,460	468	(164)	(809)	1,237	223	955	3,958	(3,003)
Other revenue	11,269	10,052	24,109	7,408	9,741	1,528	52,838	34,073	18,765

Total revenues	396,131	360,251	376,601	354,527	381,002	15,129	1,487,510	1,427,358	60,152

Benefits and expenses:
Claims and other policy benefits	294,564	299,782	236,733	248,620	306,802	(12,238)	1,079,699	1,076,833	2,866
Interest Credited	653	204	216	238	254	399	1,311	1,149	162
Policy acquisition costs and other insurance expenses	58,419	52,779	89,996	50,847	58,713	(294)	252,041	201,130	50,911
Other operating expenses	34,040	28,234	26,929	27,913	30,254	3,786	117,116	109,068	8,048

Total benefits and expenses	387,676	380,999	353,874	327,618	396,023	(8,347)	1,450,167	1,388,180	61,987

Operating income (loss) before income taxes	8,455	(20,748)	22,727	26,909	(15,021)	23,476	37,343	39,178	(1,835)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	8,455	(20,748)	22,727	26,909	(15,021)	23,476	37,343	39,178	(1,835)
Investment and derivative gains (losses)—non-operating	(2,520)	4,265	1,132	5,158	5,309	(7,829)	8,035	3,056	4,979

Income (loss) before income taxes	$5,935	$(16,483)	$23,859	$32,067	$(9,712)	$15,647	$45,378	$42,234	$3,144

Loss and Expense Ratios:
Claims and other policy benefits	81.2%	90.7%	71.3%	76.4%	88.1%	-6.9%	80.0%	82.5%	-2.5%
Policy acquisition costs and other insurance expenses	16.1%	16.0%	27.1%	15.6%	16.9%	-0.8%	18.7%	15.4%	3.3%
Other operating expenses	9.4%	8.5%	8.1%	8.6%	8.7%	0.7%	8.7%	8.4%	0.3%

Foreign currency effect (2):
Net premiums	$6,609	$(5,401)	$(12,998)	$9,756	$6,296	$313	$(2,034)	$105,251	$(107,285)
Operating income before income taxes	$(508)	$(1,280)	$(614)	$1,529	$325	$(833)	$(873)	$5,816	$(6,689)

Critical illness net premiums	$68,963	$68,356	$46,700	$40,333	$40,566	$28,397	$224,352	$157,326	$67,026

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 13

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)		Dec. 31, 2012	Dec. 31, 2011(1)	Change
Revenues:
Net premiums	$3,502	$1,896	$1,719	$2,048	$2,283	$1,219	$9,165	$8,744	$421
Investment income, net of related expenses	23,273	22,927	20,345	16,273	23,075	198	82,818	105,169	(22,351)
Investment related gains (losses), net	215	227	186	187	903	(688)	815	733	82
Other revenue	2,649	4,280	2,790	5,596	4,681	(2,032)	15,315	11,316	3,999

Total revenues	29,639	29,330	25,040	24,104	30,942	(1,303)	108,113	125,962	(17,849)

Benefits and expenses:
Claims and other policy benefits	(11)	(77)	(45)	57	197	(208)	(76)	768	(844)
Interest credited	52	—	—	—	1	51	52	—	52
Policy acquisition costs and other insurance expenses	(10,759)	(14,194)	(13,342)	(13,870)	(13,264)	2,505	(52,165)	(52,457)	292
Other operating expenses	15,133	16,806	17,940	18,425	23,160	(8,027)	68,304	62,803	5,501
Interest expense	28,917	29,749	23,360	23,322	25,226	3,691	105,348	102,638	2,710
Collateral finance facility expense	3,357	2,995	2,878	2,967	3,019	338	12,197	12,391	(194)

Total benefits and expenses	36,689	35,279	30,791	30,901	38,339	(1,650)	133,660	126,143	7,517

Operating income (loss) before income taxes	(7,050)	(5,949)	(5,751)	(6,797)	(7,397)	347	(25,547)	(181)	(25,366)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(7,050)	(5,949)	(5,751)	(6,797)	(7,397)	347	(25,547)	(181)	(25,366)
Investment and derivative gains (losses)—non-operating	861	(2,453)	2,577	1,079	(15,319)	16,180	2,064	(13,348)	15,412
Gain on repurchase of collateral finance facility securities	—	—	—	—	9,725	(9,725)	—	65,565	(65,565)
Loss on retirement of PIERS	—	—	—	—	—	—	—	(4,391)	4,391

Income (loss) before income taxes	$(6,189)	$(8,402)	$(3,174)	$(5,718)	$(12,991)	$6,802	$(23,483)	$47,645	$(71,128)

Foreign currency effect (2):
Net premiums	$8	$(1)	$9	$10	$—	$8	$26	$(104)	$130
Operating income before income taxes	$827	$(815)	$1,061	$55	$(486)	$1,313	$1,128	$2,557	$(1,429)

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 14

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011(1)		Dec. 31, 2012	Dec. 31, 2011(1)	Change
U.S. Traditional	$139,609	$72,483	$95,547	$62,926	$82,508	$57,101	$370,565	$319,753	$50,812
U.S. Asset Intensive	40,838	27,119	16,643	24,481	27,272	13,566	109,081	70,120	38,961
U.S. Financial Reinsurance	8,521	8,282	9,616	6,452	6,921	1,600	32,871	26,471	6,400

Total U.S. Segment	188,968	107,884	121,806	93,859	116,701	72,267	512,517	416,344	96,173
Canadian Segment	54,038	28,142	30,507	46,659	40,696	13,342	159,346	143,155	16,191
Europe & South Africa Segment	14,259	25,055	18,435	4,624	33,062	(18,803)	62,373	77,102	(14,729)
Asia Pacific Segment	8,455	(20,748)	22,727	26,909	(15,021)	23,476	37,343	39,178	(1,835)
Corporate and Other	(7,050)	(5,949)	(5,751)	(6,797)	(7,397)	347	(25,547)	(181)	(25,366)

Consolidated	$258,670	$134,384	$187,724	$165,254	$168,041	$90,629	$746,032	$675,598	$70,434

(1)	Certain amounts in December 2011 have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Quarterly Financial Supplement	Page 15

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Cash and Invested Assets

	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011
Fixed maturity securities, available-for-sale	$22,291,614	$21,658,414	$17,244,192	$16,794,057	$16,200,950
Mortgage loans on real estate	2,300,587	2,256,881	1,157,049	1,040,733	991,731
Policy loans	1,278,175	1,243,498	1,250,238	1,260,070	1,260,400
Funds withheld at interest	5,594,182	5,608,640	5,457,888	5,472,532	5,410,424
Short-term investments	288,082	90,789	49,981	75,425	88,566
Investment Receivable	—	—	5,406,898	—	—
Other invested assets	1,159,543	1,236,616	940,605	867,507	1,012,541
Cash and cash equivalents	1,259,892	1,603,730	957,341	873,933	962,870

Total cash and invested assets	$34,172,075	$33,698,568	$32,464,192	$26,384,257	$25,927,482

Investment Income and Yield Summary

(USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011		Dec. 31, 2012	Dec. 31, 2011	Change
Average invested assets at amortized cost (1)	$17,510,541	$17,030,794	$16,539,380	$16,342,741	$15,792,721	$1,717,820	$16,555,144	$15,288,576	$1,266,568
Net investment income (1)	$207,567	$208,346	$205,471	$202,603	$200,702	$6,865	$823,987	$806,655	$17,332
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.83%	4.98%	5.06%	5.05%	5.18%	-0.35%	4.98%	5.28%	-0.30%

(1)	Excludes funds withheld and other spread related business (e.g. coinsurance of annuities).

Quarterly Financial Supplement	Page 16

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

	December 31, 2012
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other- than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,333,431	$1,085,973	$39,333	$12,380,071	55.5%	$—
Canadian and Canadian provincial governments	2,676,777	1,372,731	174	4,049,334	18.2%	—
Residential mortgage-backed securities	969,267	76,520	3,723	1,042,064	4.7%	(241)
Asset-backed securities	700,455	19,898	28,798	691,555	3.1%	(2,259)
Commercial mortgage-backed securities	1,608,376	142,369	51,842	1,698,903	7.6%	(6,125)
U.S. government and agencies	231,256	33,958	24	265,190	1.2%	—
State and political subdivisions	270,086	38,058	5,646	302,498	1.4%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,769,784	94,929	2,714	1,861,999	8.3%	—

Total fixed maturity securities	$19,559,432	$2,864,436	$132,254	$22,291,614	100.0%	$(8,625)

Non-redeemable preferred stock	68,469	6,542	170	74,841	33.6%
Other equity securities	148,577	416	1,134	147,859	66.4%

Total equity securities	$217,046	$6,958	$1,304	$222,700	100.0%

	December 31, 2011
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other- than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$6,931,958	$654,519	$125,371	$7,461,106	46.0%	$—
Canadian and Canadian provincial governments	2,507,802	1,362,160	29	3,869,933	23.9%	—
Residential mortgage-backed securities	1,167,265	76,393	16,424	1,227,234	7.6%	(1,042)
Asset-backed securities	443,974	11,692	53,675	401,991	2.5%	(5,256)
Commercial mortgage-backed securities	1,233,958	87,750	79,489	1,242,219	7.7%	(12,225)
U.S. government and agencies	341,087	32,976	61	374,002	2.3%	—
State and political subdivisions	184,308	24,419	3,341	205,386	1.3%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,372,528	50,127	3,576	1,419,079	8.7%	—

Total fixed maturity securities	$14,182,880	$2,300,036	$281,966	$16,200,950	100.0%	$(18,523)

Non-redeemable preferred stock	82,488	4,677	8,982	78,183	68.6%
Other equity securities	35,352	1,903	1,538	35,717	31.4%

Total equity securities	$117,840	$6,580	$10,520	$113,900	100.0%

Quarterly Financial Supplement	Page 17

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	December 31, 2012				December 31, 2011
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings
Financial Institutions
Banking	$2,114,425	$2,260,382	17.9%	A	$1,477,638	$1,454,124	19.2%	A
Brokerage	120,139	131,664	1.0%	A-	59,288	63,101	0.8%	A
Finance Comp.	181,430	193,892	1.5%	A	158,271	161,992	2.1%	A
Insurance	592,109	654,647	5.2%	A-	391,092	413,339	5.5%	A-
REITs	485,469	523,370	4.2%	BBB	300,401	316,192	4.2%	BBB+
Other Finance	342,929	358,897	2.9%	BBB+	130,984	135,812	1.8%	A-

Total Financial Institutions	3,836,501	4,122,852	32.7%		2,517,674	2,544,560	33.6%
Industrials
Basic	803,353	861,547	6.8%	BBB	367,323	402,225	5.3%	BBB+
Capital Goods	637,479	692,218	5.5%	BBB	360,309	396,150	5.2%	BBB+
Communications	1,044,374	1,169,000	9.3%	BBB+	674,182	745,064	9.8%	BBB+
Consumer Cyclical	727,324	786,726	6.2%	BBB+	407,873	438,034	5.8%	BBB+
Consumer Noncyclical	969,589	1,084,295	8.6%	BBB+	691,245	784,819	10.4%	A-
Energy	728,354	807,087	6.4%	BBB+	405,317	454,727	6.0%	BBB+
Technology	475,697	502,123	4.0%	BBB	245,954	269,301	3.6%	BBB+
Transportation	378,808	415,283	3.3%	BBB+	219,605	234,822	3.1%	BBB+
Other Industrial	116,989	125,567	1.0%	BBB	41,266	46,053	0.6%	BBB

Total Industrials	5,881,967	6,443,846	51.1%		3,413,074	3,771,195	49.8%
Utilities
Electric	1,081,451	1,196,527	9.5%	BBB+	673,725	756,033	10.0%	BBB+
Natural Gas	656,357	733,422	5.8%	BBB	398,648	447,617	5.9%	BBB
Other Utility	61,850	72,662	0.6%	A-	43,377	51,921	0.7%	A-

Total Utilities	1,799,658	2,002,611	15.9%		1,115,750	1,255,571	16.6%
Other Sectors	32,351	33,462	0.3%	AA	3,300	3,680	0.0%	AA-

Total	$11,550,477	$12,602,771	100.0%	BBB+	$7,049,798	$7,575,006	100.0%	BBB+

Quarterly Financial Supplement	Page 18

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		December 31, 2012			September 30, 2012			June 30, 2012			March 31, 2012			December 31, 2011
NAIC Designation	Rating Agency Designation	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA	$1,857,190	$1,980,164	8.9%	$2,222,818	$2,364,081	10.9%	$1,979,353	$2,092,043	12.1%	$2,090,606	$2,196,118	13.1%	$2,205,406	$2,304,991	14.2%
1	AA	5,286,082	6,541,670	29.4%	5,265,613	6,572,815	30.4%	4,578,944	5,708,472	33.1%	4,727,343	5,764,579	34.3%	4,675,653	5,815,846	35.9%
1	A	4,915,882	5,778,737	25.9%	4,666,113	5,525,476	25.5%	3,919,020	4,705,816	27.3%	3,646,110	4,263,802	25.4%	3,206,553	3,822,796	23.6%
2	BBB	6,186,536	6,692,929	30.0%	5,716,281	6,185,558	28.6%	3,667,640	3,974,486	23.1%	3,539,967	3,814,367	22.7%	3,283,937	3,522,411	21.8%
3	BB	694,349	712,712	3.2%	583,622	608,439	2.8%	421,128	428,875	2.5%	428,543	430,002	2.6%	446,610	436,001	2.7%
4	B	444,996	444,035	2.0%	322,040	306,871	1.4%	269,970	248,850	1.4%	240,603	220,924	1.3%	244,645	210,222	1.3%
5	CCC and lower	118,738	95,906	0.4%	92,149	68,193	0.3%	89,665	64,812	0.4%	106,637	80,660	0.5%	95,128	71,410	0.4%
6	In or near default	55,659	45,461	0.2%	36,647	26,981	0.1%	31,445	20,838	0.1%	35,050	23,605	0.1%	24,948	17,273	0.1%

	Total	$19,559,432	$22,291,614	100.0%	$18,905,283	$21,658,414	100.0%	$14,957,165	$17,244,192	100.0%	$14,814,859	$16,794,057	100.0%	$14,182,880	$16,200,950	100.0%

Structured Fixed Maturity Securities

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$497,918	$555,535	$511,887	$571,894	$511,985	$571,821	$523,206	$576,045	$561,156	$619,010
Non-agency	471,349	486,529	468,768	483,914	495,808	506,741	551,867	562,183	606,109	608,224

Total residential mortgage-backed securities	969,267	1,042,064	980,655	1,055,808	1,007,793	1,078,562	1,075,073	1,138,228	1,167,265	1,227,234
Commercial mortgage-backed securities	1,608,376	1,698,903	1,663,493	1,740,391	1,308,668	1,348,047	1,302,734	1,342,421	1,233,958	1,242,219
Asset-backed securities	700,455	691,555	588,851	572,700	469,616	441,051	448,688	414,527	443,974	401,991

Total	$3,278,098	$3,432,522	$3,232,999	$3,368,899	$2,786,077	$2,867,660	$2,826,495	$2,895,176	$2,845,197	$2,871,444

Quarterly Financial Supplement	Page 19

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

CMBS Exposure

(Includes Funds Withheld Portfolios)

	December 31, 2012
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2005 & Prior	$69,810	$75,706	$129,430	$141,189	$99,840	$103,112
2006	243,222	270,756	59,773	66,862	85,198	93,688
2007	182,456	201,131	32,810	37,542	69,266	77,657
2008	7,674	7,672	53,510	67,624	14,387	17,098
2009	1,655	1,820	17,399	19,483	3,463	5,599
2010	27,984	29,956	47,085	53,027	13,273	14,405
2011	15,748	16,411	16,069	18,184	40,546	42,726
2012	28,324	29,080	36,340	36,925	58,376	59,595

Total	$576,873	$632,532	$392,416	$440,836	$384,349	$413,880

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2005 & Prior	$110,887	$113,801	$42,838	$37,720	$452,805	$471,528
2006	83,565	84,689	67,131	65,645	538,889	581,640
2007	93,414	108,902	115,028	91,505	492,974	516,737
2008	—	—	22,416	17,386	97,987	109,780
2009	3,880	5,547	—	—	26,397	32,449
2010	—	—	—	—	88,342	97,388
2011	33,242	33,757	—	—	105,605	111,078
2012	43,346	43,811	—	—	166,386	169,411

Total	$368,334	$390,507	$247,413	$212,256	$1,969,385	$2,090,011

NOTE: Totals include directly held investments with amortized cost of $1,608.4 million and fair value of $1,698.9 million as well as investments in funds withheld with amortized cost of $361.0 million and fair value of $391.1 million.

	December 31, 2011
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2005 & Prior	$92,275	$98,213	$130,890	$143,609	$32,504	$31,187
2006	260,765	277,959	52,883	59,727	52,805	55,074
2007	201,228	214,510	23,565	18,700	116,898	122,945
2008	8,975	9,053	48,818	59,536	17,012	19,237
2009	1,664	1,709	12,367	13,684	7,060	9,515
2010	27,946	28,872	49,323	53,480	19,434	20,727
2011	20,047	20,002	11,146	12,079	7,563	7,594

Total	$612,900	$650,318	$328,992	$360,815	$253,276	$266,279

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2005 & Prior	$24,750	$24,295	$52,475	$40,753	$332,894	$338,057
2006	27,995	26,563	53,205	43,559	447,653	462,882
2007	102,604	108,047	113,946	77,718	558,241	541,920
2008	—	—	24,916	17,554	99,721	105,380
2009	—	—	—	—	21,091	24,908
2010	—	—	—	—	96,703	103,079
2011	—	—	—	—	38,756	39,675

Total	$155,349	$158,905	$244,542	$179,584	$1,595,059	$1,615,901

NOTE: Totals include directly held investments with amortized cost of $1,234.0 million and fair value of $1,242.2 million as well as investments in funds withheld with amortized cost of $361.1 million and fair value of $373.7 million.

Quarterly Financial Supplement	Page 20

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total

Less than 20%	$53,648	40.2%	$55,097	35.9%	$75,539	38.5%	$88,526	41.3%	$126,250	43.1%

20% or more for less than six months	734	0.5%	509	0.3%	5,924	3.0%	9,803	4.6%	46,386	15.9%

20% or more for six months or greater	77,872	58.3%	97,260	63.3%	112,362	57.2%	111,830	52.2%	109,330	37.4%

Total	$132,254	99.0%	$152,866	99.5%	$193,825	98.7%	$210,159	98.1%	$281,966	96.4%

Equity Securities

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total

Less than 20%	$1,303	1.0%	$833	0.5%	$1,659	0.9%	$3,511	1.6%	$4,905	1.7%

20% or more for less than six months	—	0.0%	—	0.0%	815	0.4%	183	0.1%	5,117	1.7%

20% or more for six months or greater	1	0.0%	1	0.0%	—	0.0%	499	0.2%	498	0.2%

Total	$1,304	1.0%	$834	0.5%	$2,474	1.3%	$4,193	1.9%	$10,520	3.6%

Quarterly Financial Supplement	Page 21

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of December 31, 2012
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$786,203	$13,276	$108,187	$17,386	$894,390	$30,662
Canadian and Canadian provincial governments	12,349	174	—	—	12,349	174
Residential mortgage-backed securities	22,288	97	19,394	3,199	41,682	3,296
Asset-backed securities	59,119	449	96,179	9,508	155,298	9,957
Commercial mortgage-backed securities	89,507	797	29,181	7,974	118,688	8,771
U.S. government and agencies	7,272	24	—	—	7,272	24
State and political subdivisions	20,602	1,514	11,736	4,132	32,338	5,646
Other foreign government, supranational, and foreign government-sponsored enterprises	244,817	1,953	7,435	761	252,252	2,714

Investment grade securities	1,242,157	18,284	272,112	42,960	1,514,269	61,244

Non-investment grade securities:
Corporate securities	181,168	3,170	39,123	5,501	220,291	8,671
Residential mortgage-backed securities	15,199	80	2,633	347	17,832	427
Asset-backed securities	3,421	26	31,938	18,815	35,359	18,841
Commercial mortgage-backed securities	3,317	764	68,405	42,307	71,722	43,071
State and political subdivisions	—	—	—	—	—	—

Non-investment grade securities	203,105	4,040	142,099	66,970	345,204	71,010
Total fixed maturity securities	$1,445,262	$22,324	$414,211	$109,930	$1,859,473	$132,254

Non-redeemable preferred stock	5,577	52	5,679	118	11,256	170
Other equity securities	85,374	1,134	—	—	85,374	1,134

Total Equity securities	$90,951	$1,186	$5,679	$118	$96,630	$1,304

	As of December 31, 2011
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$790,758	$40,180	$286,244	$63,117	$1,077,002	$103,297
Canadian and Canadian provincial governments	3,094	29	—	—	3,094	29
Residential mortgage-backed securities	128,622	3,549	58,388	10,382	187,010	13,931
Asset-backed securities	101,263	3,592	93,910	29,036	195,173	32,628
Commercial mortgage-backed securities	109,455	3,538	58,979	22,001	168,434	25,539
U.S. government and agencies	1,764	61	—	—	1,764	61
State and political subdivisions	21,045	1,845	12,273	1,268	33,318	3,113
Other foreign government, supranational, and foreign government-sponsored enterprises	148,416	1,085	16,588	2,491	165,004	3,576

Investment grade securities	1,304,417	53,879	526,382	128,295	1,830,799	182,174

Non-investment grade securities:
Corporate securities	212,795	10,852	47,310	11,222	260,105	22,074
Residential mortgage-backed securities	23,199	712	10,459	1,781	33,658	2,493
Asset-backed securities	2,363	940	21,275	20,107	23,638	21,047
Commercial mortgage-backed securities	34,918	7,220	62,357	46,730	97,275	53,950
State and political subdivisions	4,000	228	—	—	4,000	228

Non-investment grade securities	277,275	19,952	141,401	79,840	418,676	99,792

Total fixed maturity securities	$1,581,692	$73,831	$667,783	$208,135	$2,249,475	$281,966

Non-redeemable preferred stock	19,516	4,478	15,694	4,504	35,210	8,982
Other equity securities	1,662	602	5,905	936	7,567	1,538

Total Equity securities	$21,178	$5,080	$21,599	$5,440	$42,777	$10,520

Quarterly Financial Supplement	Page 22

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	March 31, 2012	Dec. 31, 2011		Dec. 31, 2012	Dec. 31, 2011	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(4,346)	$(1,996)	$(1,959)	$(7,607)	$(11,824)	$7,478	$(15,908)	$(30,873)	$14,965
Portion of loss recognized in accumulated other comprehensive income (before taxes)	—	(559)	162	(7,221)	543	(543)	(7,618)	3,924	(11,542)

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(4,346)	(2,555)	(1,797)	(14,828)	(11,281)	6,935	(23,526)	(26,949)	3,423
Impairment losses on equity securities	—	—	(2,186)	(839)	(436)	436	(3,025)	(4,116)	1,091
Gain on investment activity	43,190	53,173	26,593	22,312	39,622	3,568	145,268	132,045	13,223
Loss on investment activity	(4,384)	(6,668)	(8,918)	(7,504)	(6,247)	1,863	(27,474)	(26,996)	(478)

Net gain/(loss) on fixed maturity and equity securities	34,460	43,950	13,692	(859)	21,658	12,802	91,243	73,984	17,259

Other impairment losses and change in mortgage loan provision	(2,220)	(10,301)	1,762	(5,843)	(5,258)	3,038	(16,602)	(10,238)	(6,364)
Other non-derivative gain/(loss), net	4,868	5,563	5,628	6,641	7,318	(2,450)	22,700	22,357	343

Free-standing Derivatives:
Credit Default Swaps	3,523	7,819	(4,794)	11,813	8,075	(4,552)	18,361	(63)	18,424
Interest Rate Swaps—non-hedged	(9,866)	(1,437)	73,342	(47,352)	20,818	(30,684)	14,687	178,338	(163,651)
Interest Rate Swaps—hedged	(40)	(4)	29	(26)	28	(68)	(41)	617	(658)
Futures	(9,932)	(3,977)	11,073	(17,408)	(22,866)	12,934	(20,244)	(945)	(19,299)
CPI Swaps	1,543	422	(1,431)	(802)	726	817	(268)	1,821	(2,089)
Equity options	(11,146)	(23,916)	3,367	(37,983)	(22,063)	10,917	(69,678)	7,818	(77,496)
Currency Forwards	(5,070)	519	515	(1,608)	561	(5,631)	(5,644)	1,675	(7,319)

Total free-standing derivatives	(30,988)	(20,574)	82,101	(93,366)	(14,721)	(16,267)	(62,827)	189,261	(252,088)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	74,054	54,836	(4,453)	(9,428)	(85,722)	159,776	115,009	(87,236)	202,245
GMXB	30,588	2,579	(74,929)	146,375	29,261	1,327	104,613	(224,184)	328,797

Total embedded derivatives	104,642	57,415	(79,382)	136,947	(56,461)	161,103	219,622	(311,420)	531,042

Net gain/(loss) on total derivatives	73,654	36,841	2,719	43,581	(71,182)	144,836	156,795	(122,159)	278,954

Total investment related gains / (losses), net	$110,762	$76,053	$23,801	$43,520	$(47,464)	$158,226	$254,136	$(36,056)	$290,192

Quarterly Financial Supplement	Page 23